EXHIBIT 32.1

               CERTIFICATION PURSUANT TO 18 U.S.C. 1350 AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to their knowledge, the Annual Report on Form 10-K for the period ended December 31, 2012 of Introbuzz (the "Company") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the information contained in such periodic report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in such report.


/s/ Marlon Luis Sanchez
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Marlon Luis Sanchez
Chief Executive Officer


/s/ Marlon Luis Sanchez
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Marlon Luis Sanchez
Chief Financial Officer

Dated: April 29, 2013

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Introbuzz and will be furnished to the Securities and Exchange Commission or its staff upon request